EXHIBIT 10.4

GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY	10/31/08
BB&T FINANCIAL, FSB

ROANOKE, VA

Dear Sirs:

As an inducement to Branch Banking and Trust Company and/or BB&T Financial, FSB (collectively “Bank”) to extend credit to and to otherwise deal with ROANOKE GAS COMPANY (“Borrower”), and in consideration thereof the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise of Borrower, at any time, now or hereafter, incurred with or held by Bank, together with interest, as and when the same become due and payable, whether by acceleration or otherwise in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof. The obligation of the undersigned is a guarantee of payment and not of collection.

The undersigned is Bank’s debtor for all indebtedness, obligations and liabilities for which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of the undersigned at any time in Bank’s possession and the same shall at Bank’s option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at anytime and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law, including but not limited to the provisions of Virginia Code §§ 49-25 and 49-26 or their successors, for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability hereunder until judgment be obtained therefor against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys’ fees, and court costs incurred by the Bank in the event that the Bank should first be required by the undersigned to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower’s obligation and liability for its indebtedness guaranteed hereby; and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

Check applicable box:

☒	This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereafter arising.

☐	This Guaranty applies to all indebtedness of Borrower evidenced by its promissory note/line number dated (including all extensions, renewals, and modifications thereof) in the principal amount of $ .

☐	This Guaranty is limited to an amount of $ plus accrued interest, late fees, costs of collection (including attorneys’ fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower’s promissory note/line number dated (including all extensions, renewals, and modifications thereof) in the principal amount of $ .

☐	This Guaranty is limited to an amount of $ plus accrued interest, late fees, costs of collection (including attorneys’ fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower’s indebtedness and obligations to Bank.

To secure the payment of all obligations of the undersigned hereunder, the undersigned hereby grants a security interest and lien in the following goods and property owned by the undersigned:

(“Collateral”).

The undersigned hereby agrees to execute and deliver to Bank any security agreement, deed of trust, mortgage, UCC financing statement or other document required by the Bank in order to protect its security interest or lien in the Collateral, This document shall constitute a security agreement under the Uniform Commercial Code of Virginia (“Code”), and in addition to having all other legal rights and remedies, the Bank shall have all rights and remedies of a secured party under the Code.

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

ACCOUNT# / NOTE# 9531668488 00001	Initials:

1457VA (0804)	Page 1 of 4

This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys’ fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

If the Borrower is a corporation, this instrument covers all indebtedness, obligations and liabilities to Bank purporting to be made or undertaken on behalf of such corporation by any such officer or agent of said corporation without regard to the actual authority of such officer or agent. The term “corporation” shall include associations of all kinds and all purported corporations, whether correctly and legally chartered and organized.

The undersigned covenants, warrants, and represents to the Bank that: (i) this guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; (iv) that the undersigned has knowledge of the Borrower’s financial condition and affairs; and (v) unless otherwise required in a Loan Agreement, if applicable, as long as any Obligations remain outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of Virginia. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Virginia and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Virginia. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of Virginia.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS GUARANTY OR THE BORROWER’S NOTE(S), AND THE RELATED LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND THE BANK OR THE BORROWER AND THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN(S) TO THE BORROWER. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR RANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

CONFESSION OF JUDGMENT. THE UNDERSIGNED IRREVOCABLY APPOINTS CHRISTINA VOLZER BAILEY, LYNNE CRANFORD, AND JAMES W. PATTERSON EITHER OF WHOM MAY ACT ALONE, AS THE DULY CONSTITUTED ATTORNEY-IN-FACT OF THE UNDERSIGNED WITH AUTHORITY, IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE) TO CONFESS JUDGMENT IN THE OFFICE OF THE CIRCUIT COURT OF THE COUNTY OF FAIRFAX, VIRGINIA, AGAINST THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE), IN THE FULL AMOUNT DUE UNDER THIS GUARANTY, AND ALL COSTS OF COLLECTION (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES), UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE BORROWER GUARANTEED HEREBY OR ANY MODIFICATION, RENEWAL OR SUBSTITUTION TO SAID INDEBTEDNESS, LIABILITY OR OBLIGATION, WHETHER NOW OR HEREAFTER EXISTING. SUCH APPOINTMENT SHALL CONSTITUTE A POWER COUPLED WITH AN INTEREST AND SHALL REMAIN IN EFFECT UNTIL ANY AND ALL OBLIGATIONS UNDER THIS GUARANTY HAVE BEEN PAID IN FULL.

Witness the signature and seal of each of the undersigned,

If Guarantor is a Corporation:

WITNESS:	RGC RESOURCES INC
NAME OF CORPORATION

/s/ Dale P. Lee	By:		(SEAL)
	Title:	Chairman, President, & CEO

	By:		(SEAL)
	Title:	VP, Treasurer & CFO

NOTARY ACKNOWLEDGEMENT ONLY REQUIRED IF DOCUMENT SIGNED OUTSIDE THE PRESENCE OF A BB&T OFFICER OR CLOSING ATTORNEY

COMMONWEALTH OF VIRGINIA	]
	]	SS:
CITY/ OF Roanoke	]

On this 31st day of October, 2008, before me, the undersigned Notary Public, personally appeared John B. Williamson, III and Howard T. Lyon, and known to me to be an authorized agent of the corporation that executed the foregoing instrument and acknowledged the foregoing instrument to be “their” free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this foregoing instrument and in fact executed the foregoing instrument on behalf of the corporation.

My commission expires: February 28, 2010	Diane L. Conner
Notary Public

Notary Registration Number: 225607

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